Exhibit 10(c)

Loan No. C-331971

                  SECOND AMENDMENT TO TRANCHE B PROMISSORY NOTE


         THIS SECOND AMENDMENT TO TRANCHE B PROMISSORY NOTE (this "Second Amendment") is made as of the 6th day of December, 2001 between, Koger Equity, Inc., a Florida corporation, hereinafter called "Borrower", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, hereinafter called "Northwestern".

                                    RECITALS

         WHEREAS, Northwestern is the owner of a certain Promissory Note executed by Borrower on December 16, 1996 in the original principal amount of Eighty-Nine Million Five Hundred Thousand Dollars ($89,500,000.00), as amended August 11, 2000 (collectively, the "Note") secured by a lien against certain property located in various counties and states, evidenced by lien instruments of record as follows:

     (i) Master Lien Instrument Mortgage and Security Agreement dated December 19, 1996 securing the Notes; counterparts of which have been recorded in (a) Official Records Book 8507, page 1224 of the public records of Duval County, Florida; (b) Official Records Book 1969, page 356 of the public records of Leon County, Florida; (c) Official Records Book 5173, page 333 of the public records of Orange County, Florida; (d) Official Records Book 9559, page 1088 of the public records of Pinellas County, Florida; (e) as Instrument Number GG7415 in the public records of Shelby County, Tennessee and that certain Deed of Trust and Security Agreement dated August 18, 1997 recorded as Instrument Number GV2951 in the public records of Shelby County, Tennessee; (f) Greenville County, South Carolina; (g) El Paso County, Texas; (h) Bexar County, Texas; and (i) Travis County, Texas; and

     (ii) Master Lien Instrument Mortgage and Security Agreement dated September 2, 1999 securing the Notes, counterparts of which have been recorded
          (a) in Official Records Book 9409, page 1320 of the public records of Duval County, Florida; (b) in Official Records Book R2295, page 932 of the public records of Leon County, Florida; (c) in Official Records Book 5838, page 71 of the public records of Orange County, Florida;
          (d) in Official Records book 10670, page 1 of the public records of Pinellas County, Florida; (e) as Instrument Number JS4479 in the public records of Shelby

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          County, Tennessee; (f) in the public records of Greenville County,
          South Carolina; (g) El Paso County, Texas; and (h) Travis County, Texas; and

     (iii) IDB Deed of Trust and Security Agreement dated September 2, 1999 executed by The Industrial Development Board of the City of Memphis and County of Shelby and Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS4481 in the public records of Shelby County, Tennessee, and Leasehold Deed of Trust and Security Agreement dated September 2, 1999 executed by Koger Equity, Inc., securing the Notes, recorded as Instrument Number JS 4480 in the public records of Shelby County, Tennessee.

The foregoing instruments in (i) and (ii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "Existing Lien Instruments." The foregoing instruments in (iii) above, as they may have been amended prior to the date hereof, are collectively referred to as the "IDB Lien Instruments."

         WHEREAS, the Loan Documents (as defined in the Existing Lien Instruments and the IDB Lien Instruments) provide for release and substitution of security; at the request of Mortgagor, Mortgagee has released certain security and has agreed to release additional security and to accept certain other properties (individually and collectively, the "New Security") in substitution therefor, all as more completely described in the recitals to the Master Loan Agreement between Mortgagor and Mortgagee of even date herewith ("Master Loan Agreement").

         WHEREAS, concurrently with closing the releases and substitutions, Mortgagor and Mortgagee have agreed (1) to create a Master Loan Agreement containing terms and conditions governing future releases and substitutions, which will facilitate Mortgagor's ability to release and substitute property and will comprehensively identify the property which is the collateral for the Notes, (2) in the case of New Security located in counties not covered by the Existing Lien Instruments, Mortgagor will grant Mortgagee first liens on the New Security by execution, delivery and recordation of new lien instruments ("New Lien Instruments"), (3) in the case of New Security located in the same counties as some of the existing security, Mortgagor will grant Mortgagee first liens on the New Security by spreading the liens and effects of the applicable Existing Lien Instruments to the New Security, and (4) to consolidate the Existing Lien Instruments recorded in the applicable counties and amend and restate them, to amend and restate the IDB Lien Instruments, and amend certain of the other Loan Documents to incorporate the aforedescribed changes, as necessary.

         AND WHEREAS, Northwestern has agreed to amend certain terms of the Note.

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         NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

         1. Unless otherwise defined herein or otherwise indicated, capitalized words and terms used but not defined herein shall have the meaning ascribed to them in the Note.

         2. Borrower acknowledges that the agreement between Northwestern and Borrower regarding release of a portion of the security following the Second Partial Prepayment, which the Note refers to as being described in the "Release of Security" provision of the Master Lien Instrument, has been deleted in said instrument pursuant to the amendments and restatements of even date herewith, and now is set forth as the "Partial Releases" provision of the Master Loan Agreement.

         3. Borrower and Lender acknowledge and agree that all references in the Note to the term "Master Lien Instrument" shall mean and include the Existing Lien Instruments, as such instruments may be consolidated, spread, amended, modified, extended or restated from time to time, and any of the New Lien Instruments, as they may be consolidated, spread, amended, modified extended or restated from time to time, and the IDB Lien Instruments as they may be consolidated, spread, amended, modified, extended or restated from time to time.

         4. The requirement that Borrower make a Mandatory Prepayment of principal in the amount of $9,000,000.00 plus a prepayment fee is hereby deleted in its entirety from the Note. Furthermore, Northwestern hereby releases in full the personal liability of Borrower for the last $9,000,000.00 of the indebtedness evidenced by the Note.

         5. Except as hereby amended the Note shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

         6. Nothing herein contained shall affect the priority of the Master Lien Instrument over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note, except as set forth in Section 4 hereof.




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         IN WITNESS WHEREOF, this Second Amendment has been executed by the undersigned as of the date and year first above written.

                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY, a Wisconsin
                                    corporation

                                    By:  Northwestern Investment Management
                                         Company, LLC, a Delaware limited
                                         liability company, its wholly-owned
                                         affiliate and authorized representative

                                        By:  s/Robert M. Ruess
                                           -------------------------------------
                                               Robert M. Ruess,
                                               Managing Director

                                    Attest: s/Daniel C. Knuth
                                           -------------------------------------
                                              Daniel C. Knuth,
                                             Assistant Secretary
(corporate seal)

                     (signatures continued on the next page)


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                    (signatures continued from previous page)


                                       KOGER EQUITY, INC., a Florida corporation

                                       By:  s/Thomas J. Crocker
                                          --------------------------------------


(corporate seal)


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